STATUTORY RESERVES	6 Months Ended
Jun. 30, 2023
Insurance [Abstract]
STATUTORY RESERVES

NOTE 11 – STATUTORY RESERVES

Under the laws of the PRC the Company’s subsidiaries are required to make appropriations to the statutory reserve based on after-tax net earnings and determined in accordance with generally accepted accounting principles of the People’s Republic of China (the “PRC GAAP”). Appropriation to the statutory reserve should be at least 10% of the after-tax net income until the reserve is equal to 50% of the registered capital. The statutory reserve is established for the purpose of providing employee facilities and other collective benefits to the employees and is non-distributable other than in liquidation. The reserves amounted to $0 and $0 as of June 30, 2023 and December 31, 2022.